Subsequent Event: (Details Text)	3 Months Ended
Sep. 30, 2015
Subsequent Event: [Abstract]
Summary subsequent event	During the third quarter of 2015, the Company agreed to a financing in which it will issue up to $13.4 million of new convertible notes (“New Notes”) due December 31, 2018 and modify, amend and extend the maturity date of $43.7 million of currently outstanding principal and accrued interest ("Modified Notes") from December 31, 2015 to December 31, 2018. The Company will issue $12.3 million of New Notes with an original issue discount of 2.5% of the principal amount and will also issue approximately $1.1 million of additional New Notes representing 2.5% of the extended principal and interest amount due to the current note holders as a restructuring fee.